UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  November 8, 2024

IRIS ACQUISITION CORP

(Exact name of registrant as specified in its charter)

Delaware	001-40167	85-3901431
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3rd Floor Zephyr House

122 Mary Street, George Town

PO Box 10085

Grand Cayman KY1-1001, Cayman Islands

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 971 43966949

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one share of Class A Common Stock and one-fourth of one Redeemable Warrant	IRAAU	OTC Pink

Class A Common Stock, par value $0.0001 per share	IRAA	OTC Pink

Warrants, each exercisable for one share of Class A Common Stock $11.50 per share	IRAAW	OTC Pink

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On November 8, 2024, Iris Parent Holding Corp. (“ParentCo”), filed Post-Effective Amendment No. 1 to the Registration Statement on Form S-4 (the “Form S-4”) with the Securities and Exchange Commission (“SEC”) that includes a preliminary proxy statement/prospectus relating to the proposed business combination (the “Business Combination”), among ParentCo, Iris Acquisition Corp (“Iris”), Liminatus Pharma, LLC (“Liminatus”), Liminatus Pharma Merger Sub, Inc. and SPAC Merger Sub, Inc., dated November 30, 2022.

Additional Information and Where to Find It

In connection with the Business Combination, ParentCo has filed the Form S-4 (File No. 333-275409) (as may be amended from time to time, the “Registration Statement”) that includes a preliminary proxy statement of Iris and a preliminary prospectus of ParentCo, and after the Registration Statement is declared effective, Iris will mail a definitive proxy statement/prospectus and other relevant documents relating to the Business Combination to Iris’s stockholders. The Registration Statement, including the proxy statement/prospectus contained therein, when declared effective by the SEC, contains important information about the Business Combination and the other matters to be voted upon at a meeting of Iris’s stockholders to be held to approve the Business Combination and related matters. This Current Report does not contain all the information that should be considered concerning the Business Combination and other matters and is not intended to provide the basis for any investment decision or any other decision in respect of such matters. ParentCo and Iris may also file other documents with the SEC regarding the Business Combination. Iris stockholders and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus and the amendments thereto and the definitive proxy statement/prospectus and other documents filed in connection with the Business Combination, as these materials will contain important information about ParentCo, Iris, Liminatus and the Business Combination.

When available, the definitive proxy statement/prospectus and other relevant materials for the Business Combination will be mailed to Iris stockholders as of a record date to be established for voting on the Business Combination. Stockholders will also be able to obtain copies of the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus and other documents filed or that will be filed with the SEC by Iris through the SEC’s website at www.sec.gov, or by directing a request to Iris Acquisition Corp, 3rd Floor Zephyr House, 122 Mary Street, George Town, PO Box 10085, Grand Cayman KY1-1001, Cayman Islands.

Participants in the Solicitation

ParentCo, Iris, Liminatus and their respective directors, executive officers and other members of their management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of Iris stockholders in connection with the proposed transaction. Investors and securityholders may obtain more detailed information regarding the names, affiliations and interests of Iris’s directors and officers in its Annual Report on Form 10-K for the fiscal year ended December 31, 2023, which was filed with the SEC on April 17, 2024, as amended, and is available free of charge on the SEC’s web site at www.sec.gov. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to Iris’s stockholders in connection with the proposed transaction will be set forth in the proxy statement/prospectus for the proposed transaction when available.

Forward Looking Statements

This Current Report includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Statements contained in this Current Report that reflect our current views with respect to future events and financial performance, business strategies, expectations for our business, and the timing and ability for us to complete the Business Combination and any other statements of a future or forward-looking nature, constitute “forward-looking statements” for the purposes of federal securities laws. These forward-looking statements include statements about the parties’ ability to close the Business Combination, the anticipated benefits of the Business Combination, the financial conditions, results of operations, earnings outlook and prospects of ParentCo, Iris and Liminatus, and may include statements for the period following the consummation of the Business Combination.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IRIS ACQUISITION CORP
Date: November 8, 2024
	By:	/s/ Sumit Mehta
Name: Sumit Mehta
Title: Chief Executive Officer